UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

LITHIUM AMERICAS CORP.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	001-41788	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 - 666 Burrard Street

Vancouver, British Columbia, Canada V6C 2X8

(Address of principal executive offices, and Zip Code)

(778) 656-5820

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LAC	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Beginning January 1, 2025, Lithium Americas Corp. (the “Company”) began complying with U.S. domestic issuer requirements and adopted U.S. generally accepted accounting principles (“U.S. GAAP”). The Company previously was a foreign private issuer and prepared its consolidated financial statements in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board.

The Company remains a public reporting company in Canada and will continue to be subject to, among other things, Canada’s continuous disclosure requirements, including Canada’s National Instrument 51-102 - Continuous Disclosure Obligations (“NI 51-102”). Pursuant to the requirements of NI 51-102, the Company restated and re-filed, with Canadian securities regulators on SEDAR+, its unaudited condensed consolidated financial statements, now prepared in accordance with U.S. GAAP, for each of the first three quarters of the years ended December 31, 2024 and December 31, 2023. The Company had previously filed its interim financial statements for such periods, prepared in accordance with IFRS, on Form 6-K. Copies of these restated financial statements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)
Exhibits

Exhibit	Description
99.1	Unaudited condensed consolidated interim financial statements, prepared in accordance with U.S. GAAP, for the three months ended March 31, 2024 and 2023.
99.2	Unaudited condensed consolidated interim financial statements, prepared in accordance with U.S. GAAP, for the three and six months ended June 30, 2024 and 2023.
99.3	Unaudited condensed consolidated interim financial statements, prepared in accordance with U.S. GAAP, for the three and nine months ended September 30, 2024 and 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITHIUM AMERICAS CORP.
(Registrant)

Dated: March 28, 2025	By:	/s/ Jonathan Evans
Jonathan Evans
Chief Executive Officer